Exhibit 10.4
                                    GUARANTY

      THIS GUARANTY (this "Guaranty") is dated as of December 22, 2003, by QUEST RESOURCE CORPORATION, a Nevada corporation ("Guarantor"), in favor of CHEROKEE ENERGY PARTNERS LLC, a Delaware limited liability company ("Cherokee").

                              W I T N E S S E T H:
                              -------------------


      WHEREAS, Cherokee is acquiring certain Class A membership interests in Quest Cherokee, LLC, a Delaware limited liability company ("Quest Cherokee") pursuant to that certain Membership Interest Purchase Agreement (the "Member Purchase Agreement") dated December 22, 2003 by and among Cherokee, Quest Cherokee, Quest Oil & Gas Corporation, a Kansas corporation ("QOG"), Quest Energy Service, Inc., a Kansas corporation ("QES"), STP Cherokee, Inc., an Oklahoma corporation ("STPC"), Ponderosa Gas Pipeline Company, Inc., a Kansas corporation ("PGPC"), Producers Service, Incorporated, a Kansas corporation ("PSI"), and J-W Gas Gathering, L.L.C., a Kansas limited liability company ("JW", and together with QOG, QES, STPC, PGPC and PSI, the "Quest Subsidiaries").

      WHEREAS, in connection with the Member Purchase Agreement, the Quest Subsidiaries are parties to those agreements described on Exhibit A attached hereto (together with the Member Purchase Agreement, the "Obligation Documents"); and

      WHEREAS, as a condition to Cherokee entering into the Member Purchase Agreement, Guarantor is obligated to execute and deliver this Guaranty; and

      WHEREAS, the board of directors of Guarantor has determined that valuable benefits will be derived by it as a result of the Member Purchase Agreement; and

      WHEREAS, the board of directors of Guarantor has determined that Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit Guarantor, directly or indirectly, and are in the best interests of Guarantor; and

      WHEREAS, Guarantor has further determined that the benefits accruing to it from the Obligation Documents exceed Guarantor's anticipated liability under this Guaranty.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

     1. Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment and performance when due, no matter how such shall become due, of the Obligations, and further guarantees that the Quest
Subsidiaries will properly and timely perform the Obligations, including satisfaction of any payment and indemnification obligations thereunder. As used herein, "Obligations" shall mean, collectively, the payment and performance by the Quest Subsidiaries of (i) all payment and indemnity obligations of the Quest Subsidiaries created under and evidenced by the Obligation Documents and (ii) with respect to the LLC Agreement described on Exhibit A (the "LLC Agreement") that is a part of the Obligation Documents, all payment and indemnity obligations together with any obligations


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regarding  Defects (as defined in the LLC  Agreement) and any  distributions  or allocations owing in connection therewith, for the benefit of Cherokee, its successors and permitted transferees and assignees.

     2. If Guarantor is or becomes liable for any of the Obligations or any other obligations under the Obligation Documents otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Cherokee hereunder shall be cumulative of any and all other rights that Cherokee may ever have against Guarantor. The exercise by Cherokee of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     3. In the event of default or breach by the Quest Subsidiaries in performance of the Obligations, or any part thereof, when such Obligations become due, either by their terms or as the result of the exercise of any power to accelerate or to compel performance, Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by Cherokee of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Obligations, perform such Obligations as set forth in this Guaranty, and it shall not be necessary for Cherokee, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against the Quest Subsidiaries or others liable on such Obligations, to have the Quest Subsidiaries joined with Guarantor in any suit brought under this Guaranty or to enforce their rights against any security which shall ever have been given to secure such Obligations; provided, however, that in the event Cherokee elects to enforce and/or exercise any remedies it may possess with respect to any security for the Obligations prior to demanding payment and/or performance from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to Cherokee on the Obligations and not repaid or recovered incident to the exercise of such remedies and for performance of all Obligations not performed.

     4. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Obligations and each item thereof, are hereby expressly waived by Guarantor.

     5. Any payment on the Obligations shall be deemed to have been made by the Quest Subsidiaries unless express written notice is given to Cherokee at the time of such payment that such payment is made by Guarantor as specified in such notice.

     6. If all or any part of the Obligations at any time are secured, Guarantor agrees that Cherokee may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Obligation Documents or amend or modify in whole or in part the Obligation Documents in accordance with the terms thereof without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if the Quest Subsidiaries execute in favor of Cherokee any collateral agreement, mortgage or other security instrument, the exercise by Cherokee of any right or remedy thereby conferred on Cherokee shall be wholly discretionary with Cherokee, and


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that the  exercise or failure to exercise  any such right or remedy  shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that Cherokee shall not be liable for its failure to use diligence in the collection or enforcement of the Obligations or in preserving the liability of any Person liable for the Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

     7. Guarantor agrees that Cherokee, in its discretion, may (a) bring suit against all guarantors (including, without limitation, Guarantor hereunder) of the Obligations and any other obligor jointly and severally or against any one or more of them, (b) compound or settle with any one or more of such guarantors and other obligors for such consideration as Cherokee may deem proper, and (c) release one or more of such guarantors or obligors from liability hereunder, and that no such action shall impair the rights of Cherokee to collect the Obligations from other such guarantors or obligors of the Obligations, or any of them, not so sued, settled with or released. Guarantor agrees, however, that nothing contained in this paragraph, and no action by Cherokee permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves, except as expressly provided herein.

     8. Guarantor represents and warrants to Cherokee that (a) Guarantor is a corporation duly organized and validly existing under the laws of the State of Nevada; (b) Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; (c) this Guaranty has been duly authorized and approved by all necessary action on the part of Guarantor and constitutes a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as (1) the enforcement thereof may be limited by applicable Debtor Relief Laws, and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and (d) no approval or consent of any court or governmental entity is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to Cherokee). As used in this Guaranty, the term "Debtor Relief Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

     9. Guarantor covenants and agrees that until the Obligations are paid and performed in full, it will (a) at all times maintain its existence and authority to transact business in any state or jurisdiction where Guarantor has assets and operations, except where the failure to maintain such existence or authority would not materially affect such assets and operations, and (b) promptly deliver to Cherokee such information respecting its business affairs, assets and liabilities as Cherokee may reasonably request.

     10. This Guaranty is for the benefit of Cherokee, its successors and assigns, and in the event of an assignment by Cherokee (or its successors or assigns) of the Class A Interests in Quest Cherokee, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Class A Interests in Quest Cherokee so assigned, may be transferred with such Obligations. This Guaranty is binding upon Guarantor and its successors and assigns.


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     11. No modification,  consent, amendment or waiver of any provision of this
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Cherokee, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Cherokee in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Cherokee hereunder are cumulative of each other and of every other right or remedy which Cherokee may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     12. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Cherokee all costs and expenses (including court costs and reasonable attorneys fees) incurred by Cherokee in the enforcement hereof.

     13. (a) The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of any of the Quest Subsidiaries, or any proceedings affecting the status, existence or assets of any of the Quest Subsidiaries or other similar proceedings instituted by or against any of the Quest Subsidiaries and affecting the assets of any of the Quest Subsidiaries.

     (b) Guarantor acknowledges and agrees that any post-judgment interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) of this Paragraph 13 above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of Guarantor, and Cherokee that the Obligations which are guaranteed by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve the Quest Subsidiaries of any portion of such Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar individual or entity to pay Cherokee, or allow the claim of Cherokee in respect of, any such interest accruing after the date on which such proceeding is commenced.

     (c) In the event that all or any portion of the Obligations are paid by the Quest Subsidiaries, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Cherokee as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

     14.  Guarantor   hereby   subordinates  and  makes  inferior  any  and  all
indebtedness now or at any time hereafter owed by any of the Quest Subsidiaries to Guarantor to the Obligations


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and agrees after the  occurrence  and during the  continuance  of a default or a breach by any of the Quest Subsidiaries under the Obligation Documents, or any event which with notice, lapse of time, or both, would constitute such a default or breach, not to permit any of the Quest Subsidiaries to repay, or to accept payment from any of the Quest Subsidiaries of, such indebtedness or any part thereof without the prior written consent of Cherokee.

     15. Notwithstanding any payment or performance made by Guarantor hereunder, or any set-off or application by Cherokee of any security or of any credits or claims, the Guarantor will not assert or exercise any rights of Cherokee, any of the Quest Subsidiaries or of the Guarantor against any of the Quest Subsidiaries by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and the Guarantor shall not have any right of recourse to or any claim against assets or property of any of the Quest Subsidiaries, all of such rights being expressly waived by the Guarantor until such time as the Obligations are satisfied in full by the Quest Subsidiaries. If any amount shall nevertheless be paid to the Guarantor by any of the Quest Subsidiaries prior to payment and performance in full of the Obligations, such amount shall be held in trust for the benefit of Cherokee, and shall forthwith be paid to Cherokee to be credited and applied to the Obligations, whether matured or unmatured.

     16. As of the date hereof, the fair saleable value of the property of Guarantor is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of Guarantor, and Guarantor is able to pay all of its liabilities as such liabilities mature and Guarantor does not have unreasonably small capital within the meaning of Section 548, Title 11, United States Code, as amended. In computing the amount of contingent or liquidated liabilities, such liabilities have been computed at the amount which, in light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

     17. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     18. Jurisdiction, venue and service of process with respect to all matters contained in this Guaranty will be determined in accordance with the LLC Agreement. Disputes with respect to this Guaranty will be subject to arbitration in accordance with the LLC Agreement. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

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


     19. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BY AND AMONG CHEROKEE, AND GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF CHEROKEE AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN CHEROKEE AND GUARANTOR.

     20. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RIGHT TO A JURY TRIAL, IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY.

     21. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      EXECUTED and effective as of the date first above written.

                               GUARANTOR:

                               QUEST   RESOURCE   CORPORATION,    a
                               Nevada corporation


                               By:    /s/ Jerry Cash
                                   --------------------------------
                               Name:  Jerry D. Cash
                               Title: Co-Chief Executive Officer and Secretary



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                                    EXHIBIT A

                              Obligation Documents

1.    The Member Purchase Agreement

2. Amended and Restated Limited Liability Company Agreement of Quest Cherokee, LLC, a Delaware limited liability company dated
December 22, 2003 (the "LLC Agreement")

3. Assignment Agreement dated as of December 22, 2003, between the Guarantor, as assignor, and Quest Cherokee, as assignee, assigning the Guarantor's interests and rights under the Purchase and Sale Agreement dated as of December 10, 2003, between Devon Energy Production Company, L.P. and Tall Grass Gas Services, LLC, as sellers, and Guarantor, as the buyer